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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) July 3, 2001

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          2-20910                                        36-2099896
(Commission File Number)                    (I.R.S. Employer Identification No.)

    8600 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS               60631-3505
         (Address of Principal Executive Offices)                (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Resignation of Chief Executive Officer.

On July 3, 2001, Donald J. Hoye, President and Chief Executive Officer of TruServ Corporation, tendered his resignation, effective immediately. Bill Blagg, the Chairman of the Board, will assume the position of Chief Executive Officer while the board fills the vacancy in the Chief Executive Officer position. In addition, Pamela Forbes Lieberman, who joined the company as Chief Financial Officer earlier this year, has assumed the additional position of Chief Operating Officer of the company.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRUSERV CORPORATION
                                       (Registrant)

Date: July 6, 2001                     By /s/ Pamela Forbes Lieberman
                                       ----------------------------------
                                       Name:  Pamela Forbes Lieberman
                                       Title: Senior Vice President,
                                              Chief Operating Officer and
                                              Chief Financial Officer